GST TELECOMMUNICATIONS, INC.
                                  GST USA, INC.

                           GST EQUIPMENT FUNDING, INC.

                               PLACEMENT AGREEMENT

                                                                     May 8, 1997

Morgan Stanley & Co. Incorporated,
for itself and the other Placement
Agents named below
1585 Broadway
New York, New York  10036-8293

Ladies and Gentlemen:

                  GST Equipment Funding, Inc., a Delaware corporation ("GST Funding"), proposes to issue and sell to the several Placement Agents named in
Schedule I hereto (the "Placement Agents") $265,000,000 principal amount of GST Funding's 13 1/4% Senior Secured Notes Due 2007 (the "Notes") to be issued pursuant to the provisions of an Indenture dated as of May 13, 1997 (the "Indenture") among GST Funding, GST Telecommunications, Inc., a federally chartered Canadian corporation ("GST"), GST USA, Inc., a Delaware corporation ("GST USA"), and United States Trust Company of New York, as trustee (the "Trustee"). GST Funding will use all of the net proceeds from the offering of the Notes to purchase U.S. Government Securities (the "Pledged Securities") and pledge the Pledged Securities to the Trustee for the benefit of the holders of the Notes pursuant to the provisions of a Collateral Pledge and Security Agreement, dated as of the date of the Indenture (the "Pledge Agreement"), made by GST Funding in favor of the Trustee. On the Closing Date (as defined below), GST Funding will use a portion of the net proceeds from the offering of the Notes to purchase Pledged Securities to fund the first six scheduled interest payments on the Notes. GST Funding will use the remaining net proceeds of the offering of the Notes to purchase Pledged Securities which will be sold from time to time to acquire funds to pay the Acquired Equipment Cost in respect of Acquired Equipment or to refinance on the Closing Date up to $50 million of indebtedness of GST USA and its subsidiaries secured by Acquired Equipment (as such terms are defined in the Pledge Agreement). All Acquired Equipment will be subject to a first priority security interest in favor of the Trustee for the benefit of holders of the Notes. From time to time after the purchase of Acquired Equipment, such Acquired Equipment will be sold by GST Funding to


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GST USA in exchange for Intercompany  Notes (as defined in the Pledge Agreement)
from GST USA. Each Intercompany Note will be guaranteed by GST (the "Note Guarantee"), will be secured by a security interest in the Acquired Equipment purchased with such Intercompany Note and will be pledged to the Trustee for the benefit of holders of the Notes. On May 13, 2000, or earlier if permitted by the terms of GST USA's and GST's outstanding indebtedness, GST USA will assume and become the direct obligor on the Notes and GST will guarantee the Notes.

                  GST Funding, GST and GST USA understand that the Notes will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act, in offshore transactions in reliance on Regulation S under the Securities Act ("Regulation S") and to institutional accredited investors (as defined in Rule
501(a)(1), (2), (3) or (7) under the Securities Act) that deliver a letter in the form annexed to the Final Memorandum (as defined below).

                  The Placement Agents and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date and to be substantially in the form attached hereto as Exhibit A.

                  In connection with the sale of the Notes, GST Funding and GST have prepared a preliminary private placement memorandum (the "Preliminary Memorandum") and will prepare a final private placement memorandum (the "Final Memorandum" and, with the Preliminary Memorandum, each a "Memorandum") setting forth or including a description of the terms of the Notes, the terms of the offering and a description of each of GST Funding, GST and GST USA and their business.

                  1. REPRESENTATIONS AND WARRANTIES. (i) Each of GST Funding, GST and GST USA jointly and severally represents and warrants to, and agrees with, each of the Placement Agents that as of the date hereof:

                  (a) The Preliminary Memorandum does not contain, and the Final Memorandum in the form used by the Placement Agents to confirm sales and on the Closing Date will not contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(i)(a) do not apply to statements or omissions in either Memorandum based upon information relating to any Placement Agent furnished to GST Funding or GST in writing by such Placement Agent through you expressly for use therein.

                  (b) GST Funding has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate

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power and  authority to own or lease its property and to conduct its business as described in each Memorandum and is duly qualified or licensed to transact business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification or licensing, except to the extent that the failure to be so qualified or licensed or be in good standing would not have a material adverse effect on GST and its subsidiaries, taken as a whole.

                  (c) GST has been duly incorporated under the laws of Canada, is validly existing as a corporation in good standing with respect to all filings of annual returns required to be made under the laws of Canada, has the corporate power and authority to own or lease its property and to conduct its business as described in each Memorandum and is duly qualified or licensed to transact business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification or licensing, except to the extent that the failure to be so qualified or licensed or be in good standing would not have a material adverse effect on GST and its subsidiaries, taken as a whole.

                  (d) GST USA has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own or lease its property and to conduct its business as described in each Memorandum and is duly qualified or licensed to transact business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification or licensing, except to the extent that the failure to be so qualified or licensed or be in good standing would not have a material adverse effect on GST and its subsidiaries, taken as a whole.

                  (e) Each subsidiary of GST and GST USA listed on Schedule II hereto (each a "Specified Subsidiary", and together the "Specified Subsidiaries") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own or lease property and to conduct its business as described in each Memorandum and is duly qualified or licensed to transact business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification or licensing, except to the extent that the failure to be so qualified or licensed or be in good standing would not have a material adverse effect on GST and its subsidiaries, taken as a whole. The only direct subsidiaries of GST are GST USA, GST Call America, Inc. ("Call America") and TotalNet Communications, Inc. ("TotalNet") and GST owns all of the outstanding capital stock of such subsidiaries, free and clear of any claims, liens, pledges or other encumbrance. GST USA owns all of the outstanding capital stock of GST Funding, free and clear of any claims, liens, pledges or other encumbrance. The total assets and revenues of GST's direct and indirect subsidiaries other than the Specified Subsidiaries, in the aggregate, comprised less than 5% of GST's total consolidated assets and

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revenues,  respectively, at and for the year ended September 30, 1996 and at and for the quarter ended March 31, 1997.

                  (f) This Agreement has been duly authorized, executed and delivered by each of GST Funding, GST and GST USA.

                  (g) The Notes have been duly authorized and, when executed, authenticated and delivered to and paid for by the Placement Agents in accordance with the terms of the Indenture and this Agreement, will be (i) valid and binding obligations of GST Funding enforceable against GST Funding in accordance with their terms, except as (A) the enforceability thereof may be limited by the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (B) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (ii) entitled to the benefits of the Indenture.

                  (h) Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, each of GST Funding, GST and GST USA, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (i) The Pledge Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, GST Funding, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (j) The execution and delivery by each of GST Funding, GST and GST USA of, and the performance by each of GST Funding, GST and GST USA of its obligations under, this Agreement (including the issuance, sale and delivery of the Notes), the Indenture, the Registration Rights Agreement and the Notes to which it is a party will not contravene any provision of applicable law or the certificate of incorporation or by-laws of any of GST Funding, GST or GST USA or any agreement or other instrument binding upon GST Funding, GST or GST USA that is material to GST and its subsidiaries taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over GST Funding, GST or GST USA and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by any of GST Funding, GST or GST USA of its obligations under this Agreement (including the issuance, sale and delivery of the Notes), the Indenture, the

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

Registration Rights Agreement or the Notes to which it is a party, except such as may be required by the securities laws or Blue Sky laws of the various states in connection with the offer and sale of the Notes or by the federal and state securities laws in connection with the registration obligations under the Registration Rights Agreement.

                  (k) The  execution  and  delivery  by GST  Funding of, and the performance by GST Funding of its obligations under, the Pledge Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of GST Funding or any agreement or other instrument binding upon GST Funding or GST USA that is material to GST and its subsidiaries, taken as whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over GST Funding or GST USA, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by GST Funding of its obligations under the Pledge Agreement.

                  (l) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of GST and its subsidiaries, taken as a whole, from that set forth in the Preliminary Memorandum.

                  (m) There are no legal or governmental proceedings pending or, to the best of GST Funding's, GST's or GST USA's knowledge, threatened to which GST Funding, GST, GST USA or any of the Specified Subsidiaries is a party or to which any of the properties of GST Funding, GST, GST USA or any of the Specified Subsidiaries is subject other than proceedings accurately described in all material respects in each Memorandum and proceedings that would not have a material adverse effect on GST and its subsidiaries, taken as a whole, or on the power or ability of any of GST Funding, GST or GST USA to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement, the Notes or the Pledge Agreement to which it is a party or to consummate the transactions contemplated by the Final Memorandum.

                  (n) None of GST Funding, GST or GST USA or any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") of GST Funding, GST or GST USA has directly or through any agent (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes or (ii) engaged in any form of general solicitation or general advertising in connection with the offering (as such terms are used in Regulation D under the Securities Act) of the Notes or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

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                  (o)  None of GST  Funding,  GST or GST  USA is an  "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                  (p) It is not necessary in connection with the offer, sale and delivery of the Notes to the Placement Agents in the manner contemplated by this Agreement and each Memorandum to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

                  (q) GST Funding, GST, GST USA and the Specified Subsidiaries have all necessary permits, licenses, authorizations, consents and approvals and have made all necessary filings required under any federal, state, local or foreign supranational, national or regional law, regulation or rule, and have obtained all necessary authorizations, consents and approvals from other persons, material to the conduct of their respective businesses, in each case except to the extent that the failure to obtain such permits, licenses, authorizations, consents or approvals or to make such filings would not, singly or in the aggregate, have a material adverse effect on the properties, assets, prospects, condition, financial or otherwise, business or operations of GST and its subsidiaries, taken as a whole; except as accurately described in all material respects in each Memorandum, GST Funding, GST, GST USA and their subsidiaries have not received any notice of proceedings which remain unresolved relating to the revocation or modification of any such permits, licenses, authorizations, consents or approvals, nor is GST Funding, GST, GST USA or any of the Specified Subsidiaries in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign supranational, national or regional law, regulation or rule or any decree, order or judgment applicable to GST Funding, GST, GST USA or any of the Specified Subsidiaries the effect of which could have a material adverse effect on the properties, assets, prospects, condition, financial or otherwise, business or operations of GST and its subsidiaries, taken as a whole.

                  (r) GST Funding,  GST, GST USA and the Specified  Subsidiaries
(i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a material adverse effect on GST and its subsidiaries, taken as a whole.

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                  (s) Each of GST Funding, GST and GST USA has complied with all provisions  of  Section  517.075,  Florida  Statutes  (Chapter  92-198,  Laws of
Florida).

                  (t) None of GST Funding, GST, GST USA, their Affiliates or any person acting on its or their behalf (other than the Placement Agents) has engaged in any directed selling efforts (as such term is defined in Regulation
S) with respect to the Notes and GST Funding, GST, GST USA, their Affiliates and any person acting on its or their behalf (other than the Placement Agents) have complied with the offering restrictions requirement of Regulation S.

                  (u) The terms of the Notes and the Indenture conform in all material respects to the description thereof contained in the Final Memorandum under the heading "Description of the Notes."

                  (v) The financial statements contained in each Memorandum comply with the requirements of Regulation S-X of the Securities and Exchange Commission.

                  (w) Upon delivery to the Trustee of the certificates or instruments, if any, representing the Pledged Securities (as defined in the Final Memorandum) and the filing of financing statements, if any, required by the Uniform Commercial Code in the appropriate offices in the State of New York, the pledge of and grant of a security interest in the Pledged Securities for the benefit of the Trustee and the holders of the Notes will constitute a first priority security interest in the Pledged Securities, enforceable as against all creditors of GST Funding (and any persons purporting to purchase any of the Pledged Securities from GST Funding).

                  (x) The $35 million principal amount Promissory Note, dated the Closing Date, made by GST USA for the benefit of GST Funding (the "Initial Note") has been duly authorized, executed and delivered by, and is a valid and binding agreement of, GST USA, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (y) The Promissory Note, dated the Closing Date, made by GST USA for the benefit of GST Funding (the "Initial Intercompany Note") to refinance certain intercompany indebtedness on the Closing Date has been duly authorized, executed and delivered by, and is a valid and binding agreement of, GST USA, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting

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creditors' rights generally and (ii) rights of acceleration,  if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (z) The Intercompany Security Agreement, dated as of the Closing Date, made by GST USA for the benefit of GST Funding (the "Intercompany Security Agreement") has been duly authorized, executed and delivered by, and is a valid and binding agreement of, GST USA, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (aa) Each of the Guaranty, dated the Closing Date, made by GST for the benefit of GST Funding with respect to the Initial Note (the "Initial Note Guaranty") and the Guaranty, dated the Closing Date, made by GST for with benefit of GST Funding with respect to the Initial Intercompany Note (the "Intercompany Note Guaranty") has been duly authorized, executed and delivered by, and is a valid and binding agreement of, GST, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (bb) Schedule A to the Certificate of Responsible Officer dated May 13, 1997 signed by John Warta and delivered in connection with the opinion of Swidler & Berlin delivered pursuant to Section 4(c) hereof lists all of the telecommunications services provided by the Specified Subsidiaries (other than NACT Telecommunications, Inc. and Wasatch International Network Services, Inc.), other than services which are not, singly or in the aggregate, material to GST and its subsidiaries, taken as a whole.

                  (ii) Each of the Placement Agents represents and warrants to, and agrees with, GST Funding, GST, GST USA and each of the Specified Subsidiaries that as of the date hereof:

                  (a) each of the Placement  Agents has the necessary  power and
         authority  to  enter  into  this   Agreement  and  to  consummate   the
         transactions contemplated hereby.

                  (b) each of the Placement Agents will deliver to each purchaser, prior to any submission by such person of a written offer relating to the purchase of Notes, a copy of the Final Memorandum.

                  2. OFFERING. Each of the Placement Agents has advised GST Funding, GST and GST USA that it will make an offering of the Notes purchased by it hereunder on

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the terms set forth in the Final  Memorandum as soon as  practicable  after this
Agreement is entered into as in its judgment is advisable.

                  3. PURCHASE AND DELIVERY. GST Funding hereby agrees to sell to the several Placement Agents, and the Placement Agents, upon the basis of the representations and warranties contained herein but subject to the conditions stated herein, agree, severally and not jointly, to purchase from GST Funding, the respective principal amount of Notes set forth in Schedule I hereto opposite their names at a purchase price of 96.75% of the principal amount thereof, plus accrued interest, if any, from May 13, 1997 to the date of payment and delivery.

                  Payment for the Notes shall be made against delivery of the Notes at a closing (the "Closing") to be held at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York, at 9:00 A.M., local time, on May 13, 1997, or at such other time on the same or such other date, not later than May 28, 1997, as shall be designated in writing by you. The time and date of such payment are herein referred to as the "Closing Date". Payment for the Notes shall be made to GST Funding by wire transfer to an account previously designated to the Placement Agents by GST Funding in immediately available funds.

                  Certificates for the Notes shall be in definitive form and registered in such names and in such denominations as you shall request in writing not less than one full business day prior to the Closing Date. The certificates evidencing the Notes shall be delivered to you on the Closing Date for the respective accounts of the several Placement Agents, with any transfer taxes payable in connection with the transfer of the Notes to the Placement Agents duly paid, against payment of the purchase price therefor.

                  4. CONDITIONS TO CLOSING. The several obligations of the Placement Agents under this Agreement to purchase the Notes will be subject to the following conditions:

                  (a) Subsequent to the date of this Agreement and prior to the Closing Date,

                  (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of GST Funding's, GST's or GST USA's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                  (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings,

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         business or operations, of GST and its subsidiaries,  taken as a whole, from that set forth in the Preliminary Memorandum that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Notes on the terms and in the manner contemplated in the Final Memorandum.

                  (b) The Placement Agents shall have received on the Closing Date certificates, dated the Closing Date and signed, respectively, by an executive officer of GST Funding, GST and GST USA, to the effect set forth in clause (a)(i) of this Section 4 and to the effect that the representations and warranties of GST Funding, GST and GST USA contained in this Agreement are true and correct in all material respects as of the Closing Date and that each of GST Funding, GST and GST USA has complied in all material respects with all of the agreements and satisfied in all material respects all of the conditions on its part to be performed or satisfied in connection with the transactions contemplated hereby or by the Memorandum on or before the Closing Date.

                  The officers signing and delivering such certificates may rely upon the best of their knowledge as to proceedings threatened.

                  (c) You shall have received on the Closing Date an opinion, dated the Closing Date, of (i) Olshan Grundman Frome & Rosenzweig LLP, counsel for GST Funding, GST and GST USA, in the form attached hereto as Exhibit B, (ii) O'Neill & Company, Canadian counsel for GST, in the form attached hereto as Exhibit C, (iii) Thorsteinssons, Canadian tax counsel for GST, in the form attached hereto as Exhibit D, (iv) Swidler & Berlin, Chartered, special regulatory counsel for GST Funding, GST and GST USA, in the form attached hereto as Exhibit E and (v) local regulatory counsel in the forms attached hereto as Exhibit F.

                  (d) You shall have received on the Closing Date an opinion of Shearman & Sterling, counsel for the Placement Agents, dated the Closing Date, with respect to such matters as you may reasonably request.

                  (e) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof and the Closing Date, respectively, in form and substance satisfactory to you, from KPMG Peat Marwick LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Final Memorandum.

                  (f) GST Funding, GST and GST USA shall have complied with the provisions of subsection (a) of Section 5 hereof with respect to the furnishing of Final Memoranda on the business day next following the date of this Agreement, in such quantities as you shall have reasonably requested.

                  (g) GST Funding shall have received from GST USA a capital contribution in cash of a least $1 million.

                  (h)  You  shall  have  received   such  other   documents  and
certificates as are reasonably requested by you or your counsel.

                  5. COVENANTS OF GST FUNDING, GST AND GST USA. In further consideration of the agreements of the Placement Agents contained in this Agreement, each of GST Funding, GST and GST USA covenants as follows:

                  (a) To furnish to you, without charge, during the period mentioned in subsection (c) of this Section 5, as many copies of the Final Memorandum and any supplements and amendments thereto as you may reasonably request and to use its best efforts to deliver as many copies of the Final Memorandum as you may request to you by 5:00 P.M. (New York City time) on the business day next following the execution of this Agreement.

                  (b) Before amending or supplementing either Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

                  (c) If, during such period after the date hereof and prior to the date on which all of the Notes shall have been sold by the Placement Agents, any event shall occur or condition shall exist as a result of which it is necessary in your reasonable judgment to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when such Memorandum is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel to the Placement Agents, it is necessary to amend or supplement such Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Placement Agents, either amendments or supplements to such Memorandum so that the statements in such Memorandum as so amended or supplemented will not, in the light of the circumstances when such Memorandum is delivered to a purchaser, be misleading or omit to state a material fact or so that such Memorandum, as so amended or supplemented, will comply with applicable law.

                  (d) To endeavor to qualify the Notes for offer and sale under the securities laws or Blue Sky laws of such jurisdictions as you shall reasonably request; PROVIDED that none of GST Funding, GST USA or GST shall be required to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) file any general consent to service of process or (C) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

                  (e) To use the net proceeds received by GST Funding from the sale of the Notes in the manner specified in the Final Memorandum under the heading "Use of Proceeds."

                  (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs and expenses incident to the performance of its obligations under this Agreement, including, without limitation: (i) the preparation of each Memorandum and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Notes, including any transfer or other taxes payable thereon, (iii) the fees and disbursements of GST Funding's, GST's and GST USA's counsel and accountants required to provide "comfort letters" hereunder and the Trustee and its counsel,
         (iv) the qualification of the Notes under securities laws or Blue Sky laws in accordance with the provisions of Section 5(d), including filing fees and the fees and disbursements of counsel for the Placement Agents in connection therewith and in connection with the preparation of any Blue Sky or legal investment memoranda, (v) the printing and delivery to the Placement Agents in quantities as herein stated of copies of the Final Memorandum and any amendments or supplements thereto, (vi) the costs and expenses of GST Funding, GST and GST USA relating to investor presentations on any "road show" undertaken in connection with the marketing of the Notes, including, without limitation, expenses associated with the production of the road show slides and graphics, fees and expenses of any consultants engaged, with the approval of GST Funding, GST and GST USA, in connection with the road show presentations, travel and lodging expenses of the representatives and officers of GST Funding, GST and GST USA and any such consultants, and the cost of any aircraft chartered in connection with the road show, (vii) all document production charges and expenses of counsel to the Placement Agents (but not including their fees for professional services) in connection with the preparation of this Agreement and the Pledge Agreement and the documents and agreements contemplated thereby, (viii) the fees and expenses, if any, incurred in connection with the admission of the Notes for trading in PORTAL and any other appropriate market system and (ix) the preparation of the Pledge Agreement and the Intercompany Security Agreement and the instruments, documents and agreements contemplated thereby, including the fees and disbursements of counsel for the Placement Agents in connection therewith.

                  (g) None of GST Funding, GST and GST USA or any of their Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Notes in a manner which would require the registration under the Securities Act of the Notes.

                  (h) Not to solicit any offer to buy or offer or sell the Notes by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (i) While any of the Notes remain outstanding, GST Funding, GST and GST USA shall make available, upon request, to any seller of such Notes the information specified in Rule 144A(d)(4) under the Securities Act, unless GST Funding, GST and GST USA, as applicable, is then subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  (j) To use its best efforts to permit the Notes to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

                  (k) None of GST Funding, GST, GST USA, their Affiliates or any person acting on its or their behalf (other than the Placement Agents) will engage in any directed selling efforts (as such term is defined in Regulation S) with respect to the Notes, and GST Funding, GST, GST USA, their Affiliates and each person acting on its or their behalf (other than the Placement Agents) will comply with the offering restrictions of Regulation S.

                  (l) As soon as permissible under all agreements of GST in existence on the date hereof, GST will transfer all of the capital stock of Call America and TotalNet to GST USA, and thereafter such companies will be wholly owned subsidiaries of GST USA.

                  (m) To use its best efforts to have the Notes listed on the Luxembourg Stock Exchange as soon as practicable after the date hereof.

                  6. OFFERING OF NOTES; RESTRICTIONS ON TRANSFER. (a) Each Placement Agent, severally and not jointly, represents and warrants that such Placement Agent is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). Each Placement Agent, severally and not jointly, agrees with GST Funding, GST and GST USA that (i) it will not solicit offers for, or offer or sell, the Notes by any form of general solicitation or general advertising (as such terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for the Notes only from, and will offer the Notes only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, (1) QIBs or (2) other institutional accredited investors (as defined in Rule 501(a) (1), (2), (3) or (7) under the Securities Act) ("institutional accredited investors") that, prior to their purchase of any Notes, deliver to such Placement Agent a letter containing the representations and agreements set forth in Annex A to the Final Memorandum and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers", which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) that, in each case, in purchasing such Notes are deemed to have represented and agreed as provided in the Final Memorandum under the heading "Transfer Restrictions."

                  (b)  Each   Placement   Agent,   severally  and  not  jointly,
represents, warrants, and agrees with respect to offers and sales outside the United States that:

                  (i) it understands that no action has been or will be taken in any jurisdiction by GST Funding, GST or GST USA that would permit a public offering of the Notes, or possession or distribution of either Memorandum or any other offering or publicity material relating to the Notes, in any country or jurisdiction where action for that purpose is required;

                  (ii) such Placement Agent will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Notes or has in its possession or distributes either Memorandum or any such other material, in all cases at its own expense;

                  (iii) the Notes have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act;

                  (iv) such Placement Agent has offered the Notes and will offer and sell the Notes (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Securities Act. Accordingly, no such Placement Agent, nor any Affiliates of such Placement Agent, nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and any such Placement Agent, its Affiliates and any such persons have complied and will comply with the offering restrictions requirements of Regulation S;

                  (v) each Placement Agent represents and, during the period of six months from the date hereof, agrees that (i) it has not offered or sold and will not offer or sell any Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (the "Regulations"); (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Regulations with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on to any person in the United Kingdom any document received by it in connection with the issue of the Notes if that person is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on;

                  (vi) such Placement Agent understands that the Notes have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees that it will not offer or sell, any Notes, directly or indirectly in Japan or to any resident of Japan except (A) pursuant to an exemption from the registration requirements of the Securities and Exchange Law of Japan and (B) in compliance with any other applicable requirements of Japanese law; and

                  (vii) such Placement Agent agrees that, at or prior to confirmation of sales of the Notes, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases any Notes from it during the restricted period a confirmation or notice to substantially the following effect:

                           "The Notes  covered  hereby have not been  registered
                     under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or
                     (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A, if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

                  Terms used in this Section 6 have the meanings given to them by Regulation S.

                  7. INDEMNIFICATION AND CONTRIBUTION. (a) Each of GST Funding, GST and GST USA agrees, jointly and severally, to indemnify and hold harmless each Placement Agent, and each person, if any, who controls such Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Placement Agent, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Placement Agent or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if GST Funding and GST shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Placement Agent furnished to GST Funding or GST in writing by such Placement Agent through you expressly for use therein.

                  (b) Each Placement Agent agrees, severally and not jointly, to indemnify and hold harmless GST Funding, GST and GST USA, their directors, their officers and each person, if any, who controls GST Funding, GST or GST USA within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from GST Funding, GST and GST USA to such Placement Agent, but only with reference to information relating to such Placement Agent furnished to GST Funding or GST in writing by such Placement Agent through you expressly for use in either Memorandum or any amendments or supplements thereto.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either subsection (a) or (b) of this Section 7, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated in the case of parties indemnified pursuant to subsection (a) above and by GST Funding, GST and GST USA in the case of parties indemnified pursuant to subsection (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this subsection (c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (A) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (B) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) To the extent the indemnification provided for in subsection (a) or (b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such subsection, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by GST Funding, GST and GST USA, on the one hand, and the Placement Agents, on the other hand, from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of GST Funding, GST and GST USA on the one hand and the Placement Agents on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by GST Funding, GST and GST USA on the one hand and the Placement Agents on the other hand in connection with the offering of the Notes shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Notes (before deducting expenses) received by GST Funding, GST and GST USA and the total discounts and commissions received by the Placement Agents in respect thereof bear to the aggregate offering price of the Notes. The relative fault of GST Funding, GST and GST USA on the one hand and of the Placement Agents on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by GST Funding, GST and GST USA or by the Placement Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Placement Agents' respective obligations to contribute pursuant to this

Section 7 are several in proportion to the respective principal amount at maturity of Notes they have purchased hereunder, and not joint.

                  (e) GST Funding, GST and GST USA, and the Placement Agents agree that it would not be just or equitable if contribution pursuant to this
Section 7 were determined by PRO RATA allocation (even if the Placement Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) of this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in subsection (d) of this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, no Placement Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes resold by it in the initial placement of the Notes were offered to investors exceeds the amount of any damages that such Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution provisions contained in this Section 7 and the representations and warranties of GST Funding, GST and GST USA and the Placement Agents contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agents or any person controlling the Placement Agents or by or on behalf of GST Funding, GST or GST USA, their officers or directors or any person controlling GST Funding, GST or GST USA and (iii) acceptance of and payment for any of the Notes. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  8. TERMINATION. This Agreement shall be subject to termination by notice given by you to GST Funding and GST, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Vancouver Stock Exchange, (ii) trading of any securities of GST Funding, GST or GST USA shall have been suspended on any exchange or in any over-the-counter market,
(iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event individually or together with any other such event makes it, in your judgment, impracticable to market the Notes on the terms and in the manner contemplated in the Final Memorandum.

                  9. MISCELLANEOUS. (a) If, on the Closing Date, any one Placement Agent shall fail or refuse to purchase Notes that it agreed to purchase hereunder on such date, and the principal amount of Notes which such defaulting Placement Agent agreed but failed or refused to purchase is not more than one-tenth of the total principal amount of the Notes to be purchased on such date, the other Placement Agents shall be obligated to purchase the Notes which such defaulting Placement Agent agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the principal amount of Notes that any Placement Agent has agreed to purchase pursuant to Section 3 be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Notes without the written consent of such Placement Agent. If, on the Closing Date any Placement Agent or Placement Agents shall fail or refuse to purchase Notes which it or they have agreed to purchase hereunder on such date and the principal amount of Notes with respect to which such default occurs is more than one-tenth of the principal amount of Notes to be purchased on such date and arrangements satisfactory to you and GST Funding and GST for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Placement Agent or of GST Funding, GST and GST USA. In any such case either you or GST Funding and GST shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Memorandum or in any other documents or arrangements may be effected. Any action taken under this subsection shall not relieve any defaulting Placement Agent from liability in respect of any default of such Placement Agent under this Agreement.

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  (b) If this Agreement shall be terminated by the Placement Agents, or any of them, because of any failure or refusal on the part of GST Funding, GST or GST USA to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason GST Funding, GST or GST USA shall be unable to perform its obligations under this Agreement, GST Funding, GST and GST USA will reimburse such Placement Agents as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Placement Agents in connection with this Agreement or the offering contemplated hereunder.

                  (c) Each of GST Funding, GST, and GST USA hereby (i) acknowledges that it has irrevocably designated and appointed Olshan Grundman Frome & Rosenzweig

LLP, 505 Park Avenue, New York, New York 10022, Attention: David Adler, Esq. (together with any successor, the "Process Agent"), as its authorized agent upon which process may be served in any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated herein, the Indenture, the Registration Rights Agreement, the Pledge Agreement, the Notes or the Note Guarantee that may be instituted in any federal or state court in the State of New York, or brought under federal or state securities laws, and acknowledges that the Process Agent has accepted such designation, (ii) agrees that service of process upon the Process Agent and written notice of such service to GST Funding, GST or GST USA, as the case may be (mailed or delivered to GST's Chief Executive Officer at GST's principal office at 4317 N.E. Thurston Way, Vancouver, Washington 98662), shall be deemed in every respect effective service of process upon GST Funding, GST or GST USA, as the case may be, in any suit, action or proceeding and (iii) agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of the Process Agent in full force and effect so long as any of the Notes shall be outstanding. Each of GST Funding, GST and GST USA hereby agrees to submit to the nonexclusive jurisdiction of any federal or state court in the State of New York in any such suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated herein, the Indenture, the Registration Rights Agreement, the Pledge Agreement, the Notes or the Note Guarantee.

                  (d) To the extent that GST has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Note Guarantee, to the extent permitted by law.

                  (e) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  (f) The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                  (g) Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective three days after deposit in the United States mail (certified or registered, return receipt requested), postage prepaid, or when received if personally delivered, addressed as follows:

To the Placement Agents:                    To GST Funding, GST or GST USA:

         Morgan Stanley & Co.               GST Telecommunications, Inc.
         Incorporated                       4317 N.E. Thurston Way
         1585 Broadway                      Vancouver, Washington  98662
         New York, New York  10036          Attention:  Chief Executive Officer
         Attention:  James Avery

         with a copy to:                    with a copy to:

         Shearman & Sterling                Olshan Grundman Frome &
         599 Lexington Avenue               Rosenzweig LLP
         New York, New York  10022          505 Park Avenue
         Attention:  Jerry V. Elliott, Esq. New York, New York  10022-1170

                                            Attention:  Stephen Irwin, Esq.

or to such other address of which written notice is given to the other.

                  Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Agreement shall constitute a binding agreement between us.


                                    Very truly yours,

                                    GST EQUIPMENT FUNDING, INC.

                                    By:  /S/ STEPHEN IRWIN
                                         ------------------------------------
                                         Name: Stephen Irwin
                                         Title: Senior Vice President

                                    GST TELECOMMUNICATIONS, INC.

                                    By:  /S/ STEPHEN IRWIN
                                         ------------------------------------
                                         Name: Stephen Irwin
                                         Title: Senior Vice President

                                    GST USA, INC.

                                    By:  /S/ STEPHEN IRWIN
                                         ------------------------------------
                                         Name: Stephen Irwin
                                         Title: Senior Vice President

Agreed as of the date first above written

MORGAN STANLEY & CO. INCORPORATED

Acting severally on behalf of itself
and the several Placement Agents named
herein.

By Morgan Stanley & Co. Incorporated

By: /S/ JAMES AVERY
    --------------------------
    Name: James Avery
    Title: Vice President

                                   SCHEDULE I

                                                   Principal Amount
                PLACEMENT AGENT                    TO BE PURCHASED
                ---------------                    ---------------

Morgan Stanley & Co. Incorporated..............   $206,700,000
Dillon, Read & Co. Inc.........................   $  45,050,000
TD Securities (USA) Inc........................   $  13,250,000


                         Total.................   $265,000,000
                                                  ============

                                   SCHEDULE II

                             Specified Subsidiaries


GST Telecom Inc., a Delaware corporation

GST Pacific Lightwave, Inc., a Washington corporation

GST Pacwest Telecom Hawaii Incorporated, a Hawaii corporation

GST Telecom Hawaii, Inc., a Hawaii corporation

GST Tucson Lightwave, Inc., an Arizona corporation

GST Telecom New Mexico, Inc., a New Mexico corporation

GST Telecom California, Inc., a Delaware corporation

NACT Telecommunications, Inc., a Delaware corporation

Wasatch International Network Services, Inc., a Utah corporation

GST Net, Inc., a Delaware corporation

International Telemanagement Group, Inc., an Ohio corporation

TotalNet Communications, Inc., a Texas corporation

GST Call America, Inc., a California corporation

GST USA, Inc., a Delaware corporation

Tri Star Residential Communications Corp., a Washington corporation

GST EquipCo, Inc., a Washington corporation

GST Internet, Inc., a Delaware corporation